Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of China Manufacturing Acquisition III Corp. (the “Company”) on Form 10-Q for the period ended August 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zeng Chuan Da, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Zeng Chuan Da

Zeng Chuan Da Principal Financial Officer October 15, 2010